UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported):  October 11, 2012

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JEWETT-CAMERON TRADING COMPANY LTD.

(Exact name of registrant as specified in its charter)

BRITISH COLUMBIA	000-19954	NONE
(State or other jurisdiction of incorporation)	(Commission file no.)	(I.R.S. employer identification no.)

32275 N.W. Hillcrest, North Plains, Oregon		97133
(Address of principal executive offices)		(Zip code)

(503) 647-0110

_________________________________________________________________

(Registrant's telephone No. including area code)

Not Applicable

_________________________________________________________________

(Former Name or Former Address, if Changed since Last Report)

_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below:

[   ]

Written communications pursuant to Rule 425 under the Securities Act (17 CRF 230.425).

[   ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14e-4(c))

Item 8.01 Other Events

The Company has voluntarily delisted its common shares from the Toronto Stock Exchange ("TSX") effective at the close of business on Thursday, October 11, 2012. The Company no longer desires to maintain dual listings. Jewett-Cameron's common shares continue to trade on the NASDAQ Capital Market under the symbol "JCTCF."

A copy of the news release dated October 11, 2012 is attached as exhibit 99.1 herein.

Item 9.01 Financial Statements and Exhibits

Exhibit No.

Description

99.1

News release dated October 11, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   October 11, 2012

JEWETT-CAMERON TRADING COMPANY LTD.

By: /s/  "Donald Boone

Name: Donald Boone

Title: President/Chief Executive Officer/Director

Date:   October 11, 2012

JEWETT-CAMERON TRADING COMPANY LTD.

By: /s/  "Murray G. Smith"

Name: Murray G. Smith

Title: Chief Financial Officer